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                               AMENDMENT NO. 1 TO
                           CHANGE OF CONTROL AGREEMENT

         This Amendment No. 1 to Change of Control Agreement is made as of the 22nd day of January, 2004, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), and William E. Rowe (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company has entered into a Change of Control Agreement with the Employee dated as of November 1, 2001 (the "Change of Control Agreement"); and

         WHEREAS, the Company, acting through the Compensation Committee of the Board of Directors, and the Employee have agreed to an extension of the term of the Change of Control Agreement, as set forth herein.

         NOW, THEREFORE, for and in consideration of the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:

         SECTION 1. Except as expressly amended herein, all of the terms and provisions of the Change of Control Agreement shall remain in full force and effect.

         SECTION 2. Article II, Section 2.1(a) of the Change of Control Agreement is hereby amended to read in its entirety as follows:

                  2.1 EMPLOYMENT TERM AND CAPACITY AFTER CHANGE OF CONTROL. (a) If a Change of Control occurs on or before October 31, 2006, then the Employee's employment term (the "Employment Term") shall continue through the later of (i) the second anniversary of the Change of Control or (ii) October 31, 2006, subject to any earlier termination of Employee's status as an employee pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                                            STEWART ENTERPRISES, INC.


                                            By: /S/ JAMES W. MCFARLAND
                                                --------------------------------
                                                       James W. McFarland
                                                Compensation Committee Chairman

                                            EMPLOYEE:

                                            /S/ WILLIAM E. ROWE
                                            ------------------------------------
                                                      William E. Rowe